STARBOARD INVESTMENT TRUST

Cavalier Hedged High Income Fund

Supplement to the Prospectus, Summary Prospectus,
 and Statement of Additional Information

April 11, 2018
This supplement to the Prospectus and Statement of Additional Information dated February 12, 2018, and the Summary Prospectus dated March 16, 2018, for the Cavalier Hedged High Income Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
Sub-Advisor Changes
As of March 9, 2018, Carden Capital, LLC ("Carden"), the investment sub-advisor to the Fund, no longer serves as an investment sub-advisor to the Fund, and its portfolio managers, Gavan Duemke and Sean Wright, no longer serve as portfolio managers of the Fund.
All references to Carden and its portfolio managers in the Prospectus, Summary Prospectus, and Statement of Additional Information should be disregarded.
Investors Should Retain This Supplement for Future Reference